COLUMBUS MCKINNON CORPORATION
                          EMPLOYEE STOCK OWNERSHIP PLAN

             PROPOSED AMENDMENT NO. 10 OF THE 1989 PLAN RESTATEMENT
                             IRS TECHNICAL AMENDMENT


                Columbus McKinnon Corporation (the "Company") hereby amends the Columbus McKinnon Corporation Employee Stock Ownership Plan (the "Plan"), as amended and restated in its entirety effective April 1, 1989, and as further amended by Amendment Nos. 1 through 9, as permitted under Section 11.1 of the Plan, as follows:

1.      Section  1.24,  entitled  "Highly  Compensated  Employee",   is  amended
effective April 1, 1997 by changing Section 1.24(b) to read as follows:

"(B) MEANING OF "COMPENSATION". FOR THE PURPOSE OF THIS SECTION 1.24, THE TERM "COMPENSATION" MEANS COMPENSATION WITHIN THE MEANING OF SECTION 415(C)(3) OF THE CODE AND SECTION 13.2(H) OF THE PLAN. FOR PLAN YEARS BEGINNING BEFORE APRIL 1, 1998, THE DETERMINATION OF "COMPENSATION" SHALL BE MADE WITHOUT REGARD TO SECTIONS 125, 402(E)(3), AND 402(H)(1)(B) OF THE CODE AND, IN THE CASE OF EMPLOYER CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, WITHOUT REGARD TO SECTION 403(B) OF THE CODE. FOR PLAN YEARS BEGINNING BEFORE APRIL 1, 2001, THE DETERMINATION OF "COMPENSATION" SHALL BE MADE WITHOUT REGARD TO
SECTION 132(F)(4) OF THE CODE."

2. Section 13.1, entitled "Summary", is amended effective April 1, 1995 to read as follows:

"13.1 SUMMARY . THE TOTAL CONTRIBUTIONS ALLOCATED TO THE ACCOUNTS OF ANY PARTICIPANT FOR A LIMITATION YEAR WITH RESPECT TO THE CORPORATION AND ALL AFFILIATES MAY NOT EXCEED THE LESSER OF $30,000 (AS ADJUSTED) OR 25 PERCENT OF THE PARTICIPANT'S SECTION 415 COMPENSATION. IF THE PARTICIPANT RECEIVES CONTRIBUTIONS AND/OR BENEFITS UNDER MORE THAN ONE QUALIFIED PLAN OF THE CORPORATION (AND ALL AFFILIATES), ALL SUCH CONTRIBUTIONS AND BENEFITS MUST BE TAKEN INTO ACCOUNT IN APPLYING THIS LIMITATION. THE RULES APPLYING THIS LIMITATION ARE SET FORTH IN DETAIL IN THE SUBSEQUENT SECTIONS OF THIS AND THESE SECTIONS OVERRIDE ANY INCONSISTENT PROVISION IN THIS SECTION ."

3. Section 13.2, entitled "Definitions and Rules of Interpretation", is amended effective April 1, 1995 by changing subsection (f) to read as follows:

        "(F)    "MAXIMUM DOLLAR AMOUNT" MEANS FOR ANY LIMITATION YEAR,  $30,000,
 AS MAY BE INCREASED PURSUANT TO SECTION 415(D) OF THE CODE."


4. Section 13.2, entitled "Definitions and Rules of Interpretation", is amended effective April 1, 1989 by changing the first sentence of subsection (h) to read as follows:

                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                    Page 2 of Proposed Amendment No. 10 of 1989 Plan Restatement


        "(H) "SECTION 415 COMPENSATION" MEANS, WITH RESPECT TO A LIMITATION YEAR, "PARTICIPANT'S COMPENSATION" AS DEFINED UNDER CODE SECTION 415(C)(3) AND TREASURY REGULATION SS.1.415-2(D)(11)(I) THEREUNDER. FOR LIMITATION YEARS BEGINNING BEFORE APRIL 1, 1998, THE DETERMINATION OF "COMPENSATION" SHALL BE MADE WITHOUT REGARD TO SECTIONS 125, 402(E)(3), AND 402(H)(1)(B) OF THE CODE AND, IN THE CASE OF EMPLOYER CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, WITHOUT REGARD TO SECTION 403(B) OF THE CODE. FOR LIMITATION YEARS BEGINNING BEFORE APRIL 1, 2001, THE DETERMINATION OF "COMPENSATION" SHALL BE MADE WITHOUT REGARD TO SECTION 132(F)(4) OF THE CODE. IN NO EVENT SHALL A
PARTICIPANT'S SECTION 415 COMPENSATION FOR A LIMITATION YEAR BEGINNING ON OR AFTER APRIL 1, 1989 EXCEED THE APPLICABLE CODE SECTION 401(A)(17) LIMIT SET FORTH IN THE DEFINITION OF "ANNUAL EARNINGS" UNDER SECTION 1.6(B)."

5. Section 13.5, entitled "Adjustment to Reduce Annual Addition", is amended by effective April 1, 1996 by changing Section 13.5(b) to read as follows:

"(B) ALLOCATION TO SUSPENSE ACCOUNT. IF THE LIMITATION ON ANNUAL ADDITIONS WOULD BE EXCEEDED IN ANY LIMITATION YEAR FOR ANY PARTICIPANT AS A RESULT OF THE ALLOCATION OF FORFEITURES UNDER THE PLAN, REASONABLE ERROR IN ESTIMATING THE
PARTICIPANT'S SECTION 415 COMPENSATION, A REASONABLE ERROR IN DETERMINING THE AMOUNT OF ELECTIVE DEFERRALS (WITHIN THE MEANING OF CODE SECTION 402(G)(3)) THAT MAY BE MADE WITH RESPECT TO ANY INDIVIDUAL UNDER THE LIMITS OF CODE SECTION 415, OR UNDER OTHER LIMITED FACTS AND CIRCUMSTANCES THAT THE COMMISSIONER OF INTERNAL REVENUE SERVICE, PURSUANT TO TREASURY REGULATIONS, FINDS JUSTIFY THE AVAILABILITY OF THIS SECTION 13.5(B), THE AMOUNT IN EXCESS OF THE LIMIT OF THIS
ARTICLE 13 SHALL BE PLACED, UNALLOCATED TO ANY PARTICIPANT, IN A "SECTION 415 SUSPENSE ACCOUNT". IF A SECTION 415 SUSPENSE ACCOUNT IS IN EXISTENCE AT ANY TIME DURING A PARTICULAR LIMITATION YEAR, OTHER THAN THE LIMITATION YEAR DESCRIBED IN THE PRECEDING SENTENCE, ALL AMOUNTS IN THE SECTION 415 SUSPENSE ACCOUNT MUST BE ALLOCATED TO THE PARTICIPANTS' ACCOUNTS BEFORE ANY CONTRIBUTIONS WHICH WOULD CONSTITUTE ANNUAL ADDITIONS MAY BE MADE TO THE PLAN FOR SUCH LIMITATION YEAR. THE EXCESS AMOUNT ALLOCATED PURSUANT TO THIS SECTION 13.5(B) SHALL BE USED TO REDUCE CONTRIBUTIONS FOR THE NEXT LIMITATION YEAR (AND SUCCEEDING LIMITATION YEARS, AS NECESSARY) FOR ALL OF THE PARTICIPANTS IN THE PLAN. THE SECTION 415 SUSPENSE ACCOUNT SHALL NOT SHARE IN THE VALUATION OF THE PARTICIPANTS' ACCOUNTS AND THE EARNINGS ATTRIBUTABLE TO THE SECTION 415 SUSPENSE ACCOUNT SHALL BE ALLOCATED TO THE PARTICIPANTS' ACCOUNTS AS PROVIDED IN SECTION 5.2."

6. Section 14.2, entitled "Definitions", is amended effective April 1, 1989 by changing Section 14.2(i) to read as follows:

        "(I) "SECTION 416 COMPENSATION" MEANS "PARTICIPANT'S COMPENSATION" AS DEFINED UNDER CODE SECTION 415(C)(3) AND TREASURY REGULATION SS.1.415-2(D)(11)(I) THEREUNDER OR SUCH OTHER DEFINITION AS MAY BE REQUIRED UNDER CODE SECTION 416. FOR PLAN YEARS BEGINNING BEFORE APRIL 1, 1998, THE DETERMINATION OF "COMPENSATION" SHALL BE MADE WITHOUT REGARD TO SECTIONS 125, 402(E)(3), AND 402(H)(1)(B) OF THE CODE AND, IN THE CASE OF EMPLOYER CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, WITHOUT REGARD TO

                     Columbus McKinnon Corporation Employee Stock Ownership Plan
                    Page 3 of Proposed Amendment No. 10 of 1989 Plan Restatement


SECTION 403(B) OF THE CODE. FOR PLAN YEARS BEGINNING BEFORE APRIL 1, 2001, THE DETERMINATION OF "COMPENSATION" SHALL BE MADE WITHOUT REGARD TO SECTION 132(F)(4) OF THE CODE."

7. Section 14.5, entitled "Application of Top-Heavy Rules", is amended effective April 1, 2000 by changing Section 14.5(c) to read as follows:

        "(C) LIMITATION ON BENEFITS. THE DOLLAR LIMITATIONS TAKEN INTO ACCOUNT UNDER CODE SECTION 415(E) SHALL BE ADJUSTED AS PROVIDED IN SECTION 13.4(D). THIS
SECTION 14.5(C) SHALL NOT APPLY FOR PLAN YEARS BEGINNING ON OR AFTER APRIL 1, 2000."


        IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorize officer of the Corporation this 28th day of February, 2004, to be effective as of the dates recited herein.


                                         COLUMBUS McKINNON CORPORATION


                                         By:  /S/ ROBERT L. MONTGOMERY
                                              -----------------------------


                                         Title:  EXECUTIVE VICE PRESIDENT
                                                 --------------------------